Exhibit 32

Certification
Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To Section 906
of the Sarbanes-Oxley Act of 2002

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-KSB Annual Report of Xfone, Inc. (the “Company”) for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

o	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
o	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31 , 2005	XFONE, INC. BY: /S/ Guy Nissenson —————————————— Guy Nissenson President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, and Director